UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2003 (October 23, 2003)

DIGITAL INSIGHT CORPORATION

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-27459	77-0493142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of Principal Executive Offices, including Zip Code)

(818) 871-0000

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events

On October 23, 2003, Digital Insight Corporation, a Delaware corporation (Nasdaq: DGIN), and Magnet Communications, Inc., a Delaware corporation, jointly announced that they have entered into a merger agreement providing for the merger of Magnet with and into a wholly-owned subsidiary of Digital Insight. The merger agreement dated October 23, 2003 and the joint press release issued October 23, 2003 regarding the events outlined above appear as exhibits to this report and are herein incorporated by reference. The foregoing is qualified in its entirety by reference to such documents.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

2.1	Agreement and Plan of Merger, dated October 23, 2003, among Digital Insight Corporation, Mureau Acquisitions LLC and Magnet Communications, Inc.

99.1	Press Release dated October 23, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Insight Corporation (Registrant)

Date: October 23, 2003	By:	/s/ Jeff Stiefler

Jeff Stiefler Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

2.1	Agreement and Plan of Merger, dated October 23, 2003, among Digital Insight Corporation, Mureau Acquisitions LLC and Magnet Communications, Inc.

99.1	Press Release dated October 23, 2003.